UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 8, 2016

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Avon Court, #4 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))|

Explanatory Note

On January 8, 2016, Diffusion Pharmaceuticals Inc. (f/k/a RestorGenex Corporation) (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the merger (the “Merger”) of its wholly-owned subsidiary, Arco Merger Sub, LLC (“Merger Sub”), with and into Diffusion Pharmaceuticals LLC (“Diffusion LLC”) in accordance with the terms and conditions of the Agreement and Plan of Merger, dated December 15, 2015, by and among the Company, Diffusion LLC and Merger Sub. The Merger closed and became effective (the “Closing”) on January 8, 2016 and, as a result of the Merger, Diffusion LLC is now a direct subsidiary of the Company.

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Items 4.01 and 9.01 of the Initial 8-K and to include the historical financial statements of Diffusion LLC. Although Diffusion LLC is now a direct subsidiary of the Company, for accounting purposes the Merger is treated as a “reverse acquisition” and Diffusion LLC is considered the accounting acquirer. Accordingly, as of the Closing, Diffusion LLC’s historical results of operations will replace the Company’s historical results of operations for all periods prior to the Merger and, for all periods following the Merger, the results of operations of both companies will be included in the Company’s financial statements. However, the audited financial statements of Diffusion LLC for the year ended December 31, 2015 filed with this Amendment relate to a pre-Closing period, and therefore all information presented, including any per share information, relates to Diffusion LLC on a standalone basis and not to the Company.

Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 4.01.     Changes in Registrant’s Certifying Accountant.

Dismissal of Deloitte & Touche LLP

As previously reported in the Initial 8-K, after the completion of the Merger, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective as of the date of Deloitte’s completion of the audit services for the year ended December 31, 2015 and the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2015.  On March 25, 2016, the Company filed its annual report on Form 10-K for the year ended December 31, 2015.

Deloitte was initially engaged by the Company on November 20, 2014 and served as the Company’s independent registered public accounting firm for the years ended December 31, 2015 and December 31, 2014. Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s report on the Company’s consolidated financial statements for the year ended December 31, 2015 includes explanatory paragraphs relating to the ability of the Company to continue as a going concern and the acquisition via the Merger of Diffusion LLC in January 2016.

During the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period, there were no: (i) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the disclosure in this Item 4.01 to Deloitte, and, as required by Item 304 of Regulation S-K, a copy of Deloitte’s letter, dated March 25, 2016, is filed as Exhibit 16.2 to this current report on Form 8-K.

Appointment of KPMG LLP

As previously reported in the Initial 8-K, the Audit Committee appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

During the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period, neither the Company nor anyone acting on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.     Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The audited financial statements of Diffusion LLC as of and for the years ended December 31, 2015 and December 31, 2014 required to be filed pursuant to Item 9.01(a) of Form 8-K are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)    Pro forma financial information.

The unaudited pro forma financial information as of and for the year ended December 31, 2015 required to be filed pursuant to Item 9.01(b) of Form 8-K is filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Merger and is presented for informational purposes only. The unaudited pro forma financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the Merger, including synergies and cost savings, and does not include one-time charges expected to result from the Merger. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of future results of operations or financial position.

(d)     Exhibits:

Exhibit No.	Description
2.1†*

Agreement and Plan of Merger dated as of December 15, 2015 by and among the Company, Arco Merger Sub, LLC and Diffusion Pharmaceuticals LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 15, 2015) (SEC File No. 0-24477)

4.1	Form of Diffusion Pharmaceuticals LLC Convertible Promissory Note (incorporated by reference to Exhibit 4.7 to the Company's Annual Report on Form 10-K filed on March 25, 2016)

10.1†	Form of Stockholder Voting and Lock-Up Agreement

10.2†	Contingent Value Rights Agreement, dated as of January 8, 2016, by and between the Company and Computershare, Inc., as Rights Agent

10.3	Form of Diffusion Pharmaceuticals LLC Stock Option Award Agreement (incorporated by reference to Exhibit 10.24 to the Company's Annual Report on Form 10-K filed on March 25, 2016)

16.1†	Letter of Deloitte & Touche LLP, dated January 8, 2016

16.2	Letter of Deloitte & Touche LLP, dated March 25, 2016

23.1	Consent of KPMG LLP

99.1†	News Release issued by the Company on January 8, 2016

99.2†	Investor Presentation

99.3	Audited financial statements of Diffusion Pharmaceuticals LLC as of and for the years ended December 31, 2015 and 2014

99.4	Unaudited pro forma combined condensed financial information as of and for the year ended December 31, 2015

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

†	Incorporated by reference to the correspondingly numbered exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2016	DIFFUSION PHARMACEUTICALS INC.

By: /s/ David G. Kalergis
Name: David G. Kalergis Title: Chief Executive Officer